UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2003

____________________________________________

LEFT RIGHT MARKETING TECHNOLOGY, INC.

(Exact name of registrant as specified in charter)

_____________________________________________

Delaware	0-9047	02-0314487
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

6600 Amelia Earhart Court
Las Vegas, Nevada	89119
(Address of Principal Executive Office)	(Zip Code)

(702) 260-9305

(Registrant's Executive Office Telephone Number)

ITEM 5. OTHER EVENTS

Press Release

        On October 8, 2003, the Registrant issued a press release announcing the response to Crazy Grazer LLC's e-commerce site, CrazyGrazer.com. The Registrant has executed a binding letter of intent to acquire Crazy Grazer LLC.

        CrazyGrazer.com received more than 1 million unique visitors in its first day of operation (October 1, 2003), this volume of hits knocked the site offline and Crazy Grazer is working towards expanding its service capacities in order to get the site up and running by mid-October. A copy of the press release is attached hereto as Exhibit 99.

        A copy of the Crazy Grazer letter of intent was filed as an exhibit to the Form 8-K/A filed on October 1, 2003.

EXHIBITS

99 Press Release dated October 8, 2003.

______

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                LEFT RIGHT MARKETING TECHNOLOGY, INC.

                                                                                By: /S/Richard M. "Mick" Hall

                                                                                      Richard M. "Mick" Hall, President

Date: October ____, 2003